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SAFE HARBOR | 2018 This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding future results of operations and financial position of Switch, Inc. and Switch, Ltd. (“Switch,” “we,” “us” or “our”), our business strategy and plans and our objectives for future operations, are forward-looking statements. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long- term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, those risks and uncertainties set forth in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2017. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation contains certain supplemental financial measures that are not calculated pursuant to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are in addition to, and not a substitute or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of non-GAAP measures to GAAP measures is contained in the appendix to this presentation.

FINANCIAL HIGHLIGHTS Q1 2018 • Total revenue of $97.7 million, compared to $89.2 million for the same quarter in 2017, an increase of 9.6%. • Net income of $4.0 million, compared to $20.3 million for the same quarter in 2017. • Adjusted EBITDA of $46.9 million, compared to $47.1 million for the same quarter in 2017. Adjusted EBITDA margin of 48.0%, compared to 52.8% for the same quarter in 2017. • Capital expenditures of $61.4 million, compared to $107.0 million in the same quarter in 2017, a decrease of 43%. • Churn of 0.1%, compared to 0.1% for the same quarter in 2017.¹ ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period.

Switch COMPANY SNAPSHOT Q1 2018 ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period. ² See Appendix for a reconciliation of Adjusted EBITDA to Net Income (Loss). ³ Cash flow yield on invested capital is defined as Adjusted EBITDA less corporate taxes and maintenance capital expenditures, divided by total assets, less cash and equivalents, construction in progress, and non-interest-bearing liabilities.

STRATEGICALLY LOCATED PRIME CAMPUS LOCATIONS The Citadel Campus | Reno The Pyramid Campus | Grand Rapids  Designed to be, upon  Designed to be the largest completion, world’s largest data datacenter campus center environment in the Eastern U.S.  TAHOE RENO 1 - Up to a 1.3mm  Over 1,100,000 sq. ft. and 110 sq. ft. and 130 MW power MW power capacity capacity  Low natural disaster rating  TAHOE RENO 1-7 over 5,000,000 sq. ft. and 520 MW Silicon  Tax Renaissance zone Valley Tahoe Reno Grand Rapids AshburnNew York  Stable climate with low-humidity  100% renewable power source Silicon TAHOE RENO GRAND RAPIDS Ashburn  Low tax environment Valley Los The Keep Campus | Atlanta Angeles Las Vegas  100% renewable power source LAS VEGAS Los Angeles Atlanta  Land acquired The Core Campus | Las Vegas ATLANTA  Campus data center designs currently in process  2,340,000 sq. ft. and 315 MW power capacity  Over 1,100,000 sq. ft. and 110 Miami MW power capacity  Stable climate with low-humidity Miami  Construction began Q4 2017  Lowest natural disaster rating in Western U.S.  Low tax environment  100% renewable power source

GROWING PORTFOLIO OF HYPERSCALE FACILITIES Utilization % - Gross Square Feet Utilization % - Power Capacity Campus ¹ Year Operational By Available Data (up to) ² By Campus ³ (up to) ⁴ Center Space ³ The Core Campus Current: 8 Facilities ⁵ 2003-2017 2,000,000 86% 91% 275 MW Future: 1 Facility 2018/2019 340,000 40 MW The Citadel Campus Current: TAHOE RENO 1 2016 1,360,000 16% 48% 130 MW Future: 7 Facilities 2019+ 5,890,000 520 MW The Pyramid Campus Current: Switch PYRAMID 2016 430,000 (Office) 39% 77% 10 MW 220,000 (Data Center) 100 MW Future: 2 Facilities 2019+ 940,000 The Keep Campus Future 2019 1,100,000 N/A N/A 110 MW U.S. Total (Current) 4,010,000 ft 415 MW U.S. Total (Future) 8,270,000 ft 770 MW ¹ SUPERNAP International has also deployed two additional data centers in Milan, Italy and Bangkok, Thailand that collectively provide up to 904,200 GSF of space, with up to 100 MW of power available to these facilities. We hold a 50% ownership interest in SUPERNAP International ² Estimated square footage of all enclosed space at full build out ³ Utilization numbers are based on available cabinets ⁴ Defined as total power delivered to the data center at full build out ⁵ Current facilities at The Core Campus include LAS VEGAS 2, LAS VEGAS 4, LAS VEGAS 5, LAS VEGAS 7, LAS VEGAS 8, LAS VEGAS 9, LAS VEGAS 10 and LAS VEGAS 12

COMPELLING FINANCIAL MODEL • 59% of the increase in revenue for the quarter ended March 31, 2018 was attributable to growth Track Record of Organic from customers who have been with Switch over one year, while the remaining 41% of the increase Top-Line Growth in revenue was attributable to new customers initiating service after March 31, 2017 • Long term licenses (3 to 5 year contracts) with ability to escalate rates Predictable and Recurring • Stable monthly recurring revenue Revenue Stream • 3-year average annual revenue churn of 0.9% • Patent-protected technology enables just-in-time capex deployment and low cost construction Capital Efficient Growth • Vertical integration creates additional capex savings • Low maintenance capex – 1.0% of revenue in Q1 2018 Low Capital at Risk • Switch MOD® enables the company to build and open new sectors to meet customer demand Powerful Network Effects • Powerful network effects from 800+ customers and CORE Telecom purchasing cooperative

HISTORY OF ORGANIC GROWTH (IN $ MILLIONS) Revenue Adjusted EBITDA ¹ $195 $378 $153 $318 $142 $266 $112 $207 -0.4% Decline $47 $47 $89 $98 2014A 2015A 2016A 2017A Q1 '17 Q1 '18 2014A 2015A 2016A 2017A Q1 '17 Q1 '18 ¹ See Appendix for a reconciliation of Adjusted EBITDA to Net Income (Loss). ² 2016 Adj. EBITDA includes front loaded costs to open Citadel Campus and Pyramid Campus.

Q1 2018 REVENUE & ADJUSTED EBITDA VS. Q1 2017 Revenue & Adjusted EBITDA Performance Q1’18 Adjusted EBITDA includes $2.3 million of additional professional fees related to the becoming a publicly traded company and $1 million of higher connectivity costs from actual usage charges

ROLLING QUARTERLY REVENUE PERFORMANCE Rolling Quarterly Revenue Performance $100 $97.7 $99.3 $97.7 $92.1 $89.2 $80 $80.8 $81.7 $81.9 $60 $40 ($ millions) ($ $20 $0 Q2'17 Q3'17 Q4'17 Q1'18 2018 Actual Revenue $97.7 2017 Actual Revenue $92.1 $97.7 $99.3 $89.2 2016 Actual Revenue $80.8 $81.7 $81.9 YOY % Growth 13.9% 19.6% 21.3% 9.6% Q1’18 Revenue includes a $3.3 million reduction compared to Q4 2017 from the contract structure with a strategic customer

ROLLING QUARTERLY ADJUSTED EBITDA PERFORMANCE Rolling Quarterly Adjusted EBITDA Performance $60 $50 $51.1 $49.7 $46.8 $46.9 $47.1 $40 $40.0 $41.0 $34.6 $30 ($ millions) ($ $20 $10 $0 Q2'17 Q3'17 Q4'17 Q1'18 2018 Actual Adj. EBITDA $46.9 2017 Actual Adj. EBITDA $46.8 $49.7 $51.1 $47.1 2016 Actual Adj. EBITDA $40.0 $34.6 $41.0 YOY % Growth 17.0% 43.8% 24.7% -0.4%

Q1 2018 NEW CUSTOMERS HIGHLIGHTS BY INDUSTRY • Over 450 contracts signed in Q1 2018 for new services, renewals, and expansions • 36 new customers INDUSTRY DESCRIPTION Cloud, IT & Software Premier online HR technology company Cloud, IT & Software Major cloud security company Cloud, IT & Software Leading IT consulting company Cloud, IT & Software Leading managed cloud computing company Cloud, IT & Software Leading Point-Of-Scale (POS) software provider Hospitality & Gaming Casino gaming company Finance & Banking Major financial institution in the northeastern US Government & Utilities Major Michigan public utility company Food Processing One of the largest poultry processors in the western US Legal Services International business and litigation law firm Travel & Transportation Services Pioneer in drone delivery technology Advertising/Marketing Leading marketing solutions provider

CUSTOMER REVENUE & RECURRING REVENUES (IN $ MILLIONS) Customer Revenue Category Q1 2018 % of Q1 2017 % of Revenue YoY Growth (%) Revenue Colocation $77.7 79.5% $72.0 80.7% 8.0% Connectivity $18.2 18.6% $15.9 17.8% 14.9% Other $1.8 1.8% $1.3 1.5% 34.7% Total $97.7 100.0% $89.2 100.0% 9.6% Recurring Revenue ¹ Category Q1 2018 % of Q1 2017 % of Revenue YoY Growth Revenue (%) Recurring $95.3 97.5% $87.3 97.9% 9.1% Non- $2.4 2.5% $1.9 2.1% 32.0% Recurring Total $97.7 100.0% $89.2 100.0% 9.6% ¹ Recurring Revenue is comprised of (1) colocation, which includes the licensing of cabinet space and power; and (2) connectivity services. We consider these services recurring because our customers are generally billed on a fixed and recurring basis each month for the duration of their contract. Non-recurring revenue is primarily comprised of installation services related to a customer’s initial deployment. These services are non-recurring because they are typically billed once, upon completion of the installation.

REVENUE GROWTH & CHURN (IN $ MILLIONS) Existing vs. New Customer Revenue Growth Customer Type Q1 2018 % of Revenue Growth from New Customers 41% % of Revenue Growth from Existing Customers 59% Churn ¹ ¹ Churn is defined as a reduction in recurring revenue attributed to customer terminations or non-renewal of expired contracts, as a percentage of revenue at the beginning of the period.

Q1 2018 CAPITAL EXPENDITURES & CAMPUS HIGHLIGHTS Q1 2018 Capital Expenditures Campus Highlights The Citadel Campus: • Continued buildout of 2 new sectors scheduled to open in $61.4 Million Total Q2 2018 • Added power and cooling infrastructure to support 10MW of new capacity for the next power system coming online in Q2 2018 The Core Campus: • Added power and cooling infrastructure to support 10MW of additional capacity in LAS VEGAS 10 • Continued buildout of the final sector in LAS VEGAS 10 scheduled to open Q2 2018 • Site development and shell costs for future LAS VEGAS 11 which is expected to add another 340,000/GSF to Switch’s portfolio when opened The Pyramid Campus: • Power and cooling infrastructure to support continued customer deployment and new sales growth • Continued buildout of the next sector scheduled to open Q3 2018 The Keep Campus: • Site development costs for the land where first Maintenance Capex was $0.9 million for Q1 2018, which represents building is expected to open in 2019 1.0% of revenue

DEVELOPMENT MILESTONES Development Milestones

DEBT & LIQUIDITY (IN $ MILLIONS) Debt & Liquidity ¹ Q1 2018 Capital Leases $22 Other Debt $590 Less: Cash & Cash Equivalents ($239) Net Debt $374 LQA Adjusted EBITDA $188 Net Debt / LQA Adjusted EBITDA 2.0x Liquidity $739 ¹ Liquidity defined as: Remaining undrawn revolver capacity plus cash & cash equivalents

FULL YEAR 2018 GUIDANCE SUMMMARY (IN $ MILLIONS) 2017 2018 Guidance Financial Metric Results Low High Revenue $378.3 $423 $440 Adjusted EBITDA¹ $194.7 $216 $224 Capital Expenditures $402.6 $260 $310 ¹ Switch does not provide reconciliations for the non-GAAP financial measures included in the 2018 guidance above due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including net income (loss), accelerated depreciation, impairment charges, gains or losses on retirement of debt and variations in effective tax rate, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from Switch's calculations of Adjusted EBITDA

SUBSEQUENT EVENTS Since March 31, 2018, Switch has closed a number of significant transactions. • Located a high-security government project in The CORE Campus. • A 15 Megawatt deal for The Citadel Campus with an international streaming media corporation - Total contract value over $80 million. • A major credit card and debit card processor signed a significant colocation contract for The Pyramid Campus. • Also in The Pyramid Campus, a leading consumer good manufacturer materially expanded their deployment commitment.

APPENDIX

NON-GAAP FINANCIAL MEASURES To supplement Switch’s condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), Switch uses Adjusted EBITDA, Adjusted EBITDA margin and recurring revenue, which are non-GAAP measures, in this presentation. Switch defines Adjusted EBITDA as net income (loss) adjusted for interest expense, interest income, income taxes, depreciation and amortization and for specific and defined supplemental adjustments to exclude (i) non-cash equity-based compensation expense; (ii) equity in net earnings (losses) of investments; and (iii) certain other items that Switch believes are not indicative of its core operating performance. Switch defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. These measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. In addition, the non-GAAP measures exclude certain recurring expenses that have been and will continue to be significant expenses of Switch’s business. Switch believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making.

August 2017 POWERING THE FUTURE OF THE CONNECTED WORLD® Investor Presentation Q4 2017 ®

2016-2018 ADJUSTED EBITDA RECONCILIATION BY QUARTER (IN $ MILLIONS) Adjusted EBITDA Reconciliation Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Net income $17 $19 $16 ($20) $20 $15 $16 ($60) $4 (+) Interest Expense 2 2 2 4 4 5 9 7 6 (+) Interest Income (0) 0 (0) (0) (0) (0) (0) (1) (1) (+) Depreciation and Amortization 15 16 16 19 20 22 23 24 25 (+) Loss on disposal of property and equipment 0 0 0 1 0 0 (0) 1 0 (+) Impact fee expense - - - 27 - - - 1 - (+) Equity-based compensation 2 1 1 1 2 1 1 80 12 (+) Equity in (net earnings) loss of investments 1 1 1 6 0 0 0 0 0 (+) Loss on extinguishment of debt - - - - - 4 - - - (+) Gain on lease termination - - (3) - - - - - - (+) Impairment of notes and interest receivable - - - 2 - - - - - (+) Income tax benefit - - - - - - - (1) (0) Adjusted EBITDA $ 38 $ 40 $ 35 $ 41 $ 47 $ 47 $ 50 $ 51 $ 47

2014-2017 ADJUSTED EBITDA RECONCILIATION (IN $ MILLIONS) Adjusted EBITDA Reconciliation 2014 2015 2016 2017 Net income $ 57 $ 73 $ 31 $(9) (+) Interest Expense 7 8 11 25 (+) Interest Income (1) (0) (0) (1) (+) Depreciation and Amortization 44 55 67 89 (+) Loss on disposal of property and equipment 1 1 2 1 (+) Impact fee expense - - 27 1 (+) Equity-based compensation 4 5 6 85 (+) Equity in (net earnings) loss of investments 1 (1) 10 1 (+) Loss on extinguishment of debt - 0 - 4 (+) Gain on sale of asset - (0) - - (+) Gain on lease termination - - (3) - (+) Impairment of notes and interest receivable - - 2 - (+) Income tax benefit - - - (1) Adjusted EBITDA $ 112 $ 142 $ 153 $ 195